Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. Section 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Amendment No. 1 to Form 10-Q of China Jianye Fuel, Inc. (the "Company") for the three months ended September 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jianye Wang, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Report fully complies with the requirements of Section  13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 5, 2010

/s/ Jianye Wang
By: Jianye Wang, Principal Executive Officer and Principal Financial and Accounting Officer